UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-01899

BNY Mellon Research Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

     c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq.
240 Greenwich Street
New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6400

Date of fiscal year end: 02/28(9)

Date of reporting period: 02/28/2021

FORM N-CSR

Item 1.

Reports to Stockholders.

BNY Mellon Research Growth Fund, Inc.

ANNUAL REPORT February 28, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from March 1, 2020 through February 28, 2021, as provided by Leigh N. Todd, CFA, Erik A. Swords, Monty A. Kori and Matthew T. Jenkin, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended February 28, 2021, BNY Mellon Research Growth Fund, Inc.’s Class A shares produced a total return of 53.57%, Class C shares returned 52.39%, Class I shares returned 53.92%, Class Y shares returned 53.90% and Class Z shares returned 53.88%.1 In comparison, the fund’s benchmark, the Russell 1000® Growth Index (the “Index”), produced a total return of 44.26% over the same period.2

Stocks gained ground as the economy recovered from government shutdowns, supported by monetary and fiscal policy, and as COVID-19 vaccines were approved. The fund outperformed the Index, largely due to favorable security selection in the information technology, communication services and industrial sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal. To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The fund may invest up to 25% of its assets in foreign securities.

The fund invests in stocks selected by a team of core research analysts, with each analyst responsible for fund investments in his or her area of expertise. These analysts utilize a fundamental, bottom-up research process to identify investments for the fund. The fund invests in those companies in which the analysts have the highest degree of conviction or have identified a strong, near-term catalyst for earnings growth or share price appreciation. The analysts, under the direction of the head of the core research team, determine the fund’s allocations among market sectors. The fund’s portfolio is structured so that its sector weightings generally are similar to those of the Index.

The fund typically sells a security when the research analyst responsible for the investment believes there has been a negative change in fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.

Growth Stocks Post Strong Performance

Early in 2020, developed markets experienced a correction amid growing concerns about the COVID-19 virus, erasing the gain that occurred late in 2019. As a result, the Federal Reserve (the “Fed”) reduced the federal funds rate twice in March 2020, bringing the target rate down to 0-0.25%. In addition, the Fed and other central banks initiated various programs to ease liquidity concerns in certain markets, and government authorities introduced programs to keep small businesses afloat. Steps were also taken to provide relief to employees who had lost their jobs as a result of government-mandated business shutdowns.

Midway through the reporting period, the economy began to show signs of recovery. Retail sales rebounded, and the outlook for manufacturing also improved dramatically. Job creation surged, beating economists’ expectations, and unemployment dropped sharply.

Markets began to rebound as relief programs took effect, government shutdowns began to ease, and hope for a COVID-19 vaccine or effective therapy took hold. Technology and other growth stocks performed well, benefiting from trends, such as e-commerce and working from home, that accelerated during the pandemic.

With the approval of multiple COVID-19 vaccines late in 2020, performance in the market broadened. Returns were supported by interest rates, which remained low, while the stimulus package approved by Congress continued to bolster consumers, small businesses and the economy generally.

As the prospect of the end of the pandemic became more likely, businesses became more confident and increased their capital spending. In addition, inventory shortages began to appear, providing another catalyst to economic growth. Investors began to take more notice of value-oriented stocks toward the end of the reporting period, but growth-oriented stocks continued to perform positively.

Stock Selections in Three Sectors Drove Performance

Selections in the information technology, communications services and industrials sectors were the primary drivers of the fund’s outperformance. In the information technology sector, the fund’s position gains were broad-based. In the electronic equipment industry, Zebra Technologies rose 136%, while in the semiconductor industry, positions in AMD and NVIDIA returned more than 100%. In the software industry, HubSpot, a developer of marketing and sales products, rose about 180%. In the communication services sector, companies capitalizing on the digital advertising trend performed well, especially Pinterest and Snap, creator of Snapchat. In the industrial sector, the fund benefited from a decision not to own shares of Boeing, which fell 40%, and shares of Illinois Tool Works, which also declined due to weakness in cyclically oriented companies. Shares of Trane Technologies, a manufacturer of heating, ventilation and air conditioning equipment, contributed positively to performance, benefiting from a new emphasis on improving ventilation systems.

On a less positive note, stock selections in the health care and utilities sectors detracted slightly from performance. In the health care sector, two holdings in the biotech industry, Biogen and Sarepta Therapeutics, were detrimental, primarily due to mixed product testing results. In the utilities sector, the fund’s position in NextEra Energy, a utility company specializing in alternative energy, rose about 18%, but this hindered the fund’s performance as it lagged the much higher returns of the Index.

Maintaining Exposure to Long-term Growth Trends

Although performance of growth-oriented stocks has been somewhat choppy early in 2021, we believe companies that made positive use of the pandemic to reduce their costs will be more profitable as the economy increasingly returns to normal. We also continue to add to our positions in certain industries, including those related to travel, consumer spending and health care, that we expect to benefit from recovery as the pandemic wanes. We also believe that macroeconomic factors will play less of a role in the market’s performance in 2021, and that secular themes such as digital advertising will continue to be the primary drivers of performance.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

March 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. It does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through June 30, 2021, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be and should not be interpreted as recommendations.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, Class I shares, and Class Z shares of BNY Mellon Research Growth Fund, Inc. with a hypothetical investment of $10,000 in the Russell 1000® Growth Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares, Class I shares, and Class Z shares of BNY Mellon Research Growth Fund, Inc. on 2/28/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares, Class I shares, and Class Z shares. The Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Research Growth Fund, Inc. with a hypothetical investment of $1,000,000 in the Russell 1000® Growth Index (the “Index”).

† Source: Lipper Inc.
†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Research Growth Fund, Inc. on 2/28/11 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 2/28/2021
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	9/30/08	44.70%	19.89%	14.31%
without sales charge	9/30/08	53.57%	21.32%	14.99%
Class C shares
with applicable redemption charge †	9/30/08	51.39%	20.44%	14.13%
without redemption	9/30/08	52.39%	20.44%	14.13%
Class I shares	9/30/08	53.92%	21.63%	15.29%
Class Y shares	7/1/13	53.90%	21.65%	15.18%††
Class Z shares	2/4/72	53.88%	21.56%	15.22%
Russell 1000® Growth Index		44.26%	22.22%	16.45%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Research Growth Fund, Inc. from September 1, 2020 to February 28, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended February 28, 2021

	Class A	Class C	Class I	Class Y	Class Z
Expense paid per $1,000†	$5.34	$9.21	$4.04	$4.04	$4.25
Ending value (after expenses)	$1,090.30	$1,086.40	$1,091.00	$1,091.30	$1,091.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended February 28, 2021

	Class A	Class C	Class I	Class Y	Class Z
Expense paid per $1,000†	$5.16	$8.90	$3.91	$3.91	$4.11
Ending value (after expenses)	$1,019.69	$1,015.97	$1,020.93	$1,020.93	$1,020.73

†Expenses are equal to the fund’s annualized expense ratio of 1.03% for Class A, 1.78% for Class C, .78% for Class I, .78% for Class Y and .82% for Class Z, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

February 28, 2021

Description	Shares		Value ($)
Common Stocks - 100.0%
Application Software - 7.6%
Ansys	74,180	[a]	25,294,638
HubSpot	66,678	[a]	34,339,170
Medallia	470,501	[a]	18,994,125
salesforce.com	190,970	[a]	41,345,005
Splunk	118,494	[a]	16,945,827
Zoom Video Communications, CI. A	71,656	[a]	26,771,398
			163,690,163
Automobiles & Components - 2.7%
Tesla	83,981	[a]	56,729,165
Capital Goods - 6.7%
AMETEK	263,273		31,058,316
Array Technologies	442,126	[a]	16,394,032
Ingersoll Rand	693,891	[a]	32,154,909
Rockwell Automation	103,260		25,121,093
Trane Technologies	247,863		37,982,526
			142,710,876
Consumer Durables & Apparel - .8%
VF	227,495		18,001,679
Consumer Services - 1.2%
Wynn Resorts	195,450		25,746,629
Data Processing & Outsourced Services - 4.8%
PayPal Holdings	233,503	[a]	60,675,755
Square, Cl. A	180,507	[a]	41,522,025
			102,197,780
Energy - 1.0%
EQT	1,208,331		21,496,208
Food & Staples Retailing - 1.2%
Sysco	320,610		25,530,174
Food, Beverage & Tobacco - 1.2%
PepsiCo	205,635		26,565,986
Health Care Equipment & Services - 5.9%
DexCom	61,465	[a]	24,449,548
Intuitive Surgical	39,183	[a]	28,870,034
Masimo	79,735	[a]	19,991,957
Teleflex	64,513		25,683,916
Zimmer Biomet Holdings	170,693		27,833,201
			126,828,656
Internet Services & Infrastructure - 2.7%
Snowflake, Cl. A	77,467	[a,b]	20,105,785
Twilio, Cl. A	93,913	[a]	36,896,539
			57,002,324

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 100.0% (continued)
Media & Entertainment - 13.1%
Alphabet, Cl. C	72,664	[a]	148,006,395
Facebook, Cl. A	191,739	[a]	49,395,801
Match Group	71,248	[a]	10,890,257
Pinterest, Cl. A	484,636	[a]	39,051,969
Snap, Cl. A	498,140	[a]	32,707,872
			280,052,294
Pharmaceuticals Biotechnology & Life Sciences - 8.0%
AbbVie	341,064		36,746,235
Eli Lilly & Co.	262,838		53,852,878
Horizon Therapeutics	287,632	[a]	26,148,625
Repligen	94,642	[a]	20,101,014
Sarepta Therapeutics	176,294	[a,b]	15,348,156
Seagen	133,435	[a]	20,163,363
			172,360,271
Retailing - 11.3%
Amazon.com	56,028	[a]	173,290,682
Booking Holdings	17,480	[a]	40,702,355
Lowe's	178,274		28,479,272
			242,472,309
Semiconductors & Semiconductor Equipment - 8.3%
Marvell Technology Group	472,495	[b]	22,812,059
Microchip Technology	177,538	[b]	27,097,625
NVIDIA	117,895		64,674,839
ON Semiconductor	570,234	[a]	22,963,323
Qualcomm	301,903		41,116,170
			178,664,016
Systems Software - 10.3%
Crowdstrike Holdings, CI. A	100,275	[a]	21,659,400
Microsoft	677,445		157,424,669
ServiceNow	79,444	[a]	42,380,196
			221,464,265
Technology Hardware & Equipment - 10.5%
Apple	1,256,884		152,409,754
Cognex	387,407		31,995,944
Zebra Technologies, Cl. A	80,232	[a]	40,070,268
			224,475,966
Transportation - 1.5%
Uber Technologies	596,863	[a]	30,887,660
Utilities - 1.2%
NextEra Energy	360,952		26,522,753
Total Common Stocks (cost $1,123,970,556)			2,143,399,174

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $5,135,771)	0.07	5,135,771	[c]	5,135,771
Total Investments (cost $1,129,106,327)		100.2%		2,148,534,945
Liabilities, Less Cash and Receivables		(.2%)		(4,006,223)
Net Assets		100.0%		2,144,528,722

aNon-income producing security.
b Security, or portion thereof, on loan. At February 28, 2021, the value of the fund’s securities on loan was $62,436,676 and the value of the collateral was $62,518,153, consisting of U.S. Government & Agency securities.
c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	44.2
Consumer Discretionary	16.0
Health Care	14.0
Communication Services	13.1
Industrials	8.1
Consumer Staples	2.4
Utilities	1.2
Energy	1.0
Investment Companies	.2
100.2

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 2/29/20 ($)	Purchases ($)†	Sales ($)	Value 2/28/21 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Instituitonal Shares	10,702,326	402,692,735	(408,259,290)	5,135,771.2		48,757
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	-	43,215,418	(43,215,418)	-	-	56,968†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	59,937,355	(59,937,355)	-	-	25,552†††
Total	10,702,326	505,845,508	(511,412,063)	5,135,771.2		131,277

† Includes reinvested dividends/distributions.
†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.
††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $62,436,676)—Note 1(b):
Unaffiliated issuers	1,123,970,556	2,143,399,174
Affiliated issuers	5,135,771	5,135,771
Receivable for shares of Common Stock subscribed		2,396,439
Dividends and securities lending income receivable		951,415
Prepaid expenses		61,531
		2,151,944,330
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		1,451,762
Payable for shares of Common Stock redeemed		5,729,096
Directors’ fees and expenses payable		36,932
Other accrued expenses		197,818
		7,415,608
Net Assets ($)		2,144,528,722
Composition of Net Assets ($):
Paid-in capital		1,004,305,015
Total distributable earnings (loss)		1,140,223,707
Net Assets ($)		2,144,528,722

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	784,450,593	15,829,607	284,607,068	371,053,290	688,588,164
Shares Outstanding	37,787,335	879,560	13,653,343	17,848,757	32,297,864
Net Asset Value Per Share ($)	20.76	18.00	20.85	20.79	21.32

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended February 28, 2021

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	12,434,648
Affiliated issuers	45,482
Income from securities lending—Note 1(b)	82,520
Interest	95
Total Income	12,562,745
Expenses:
Management fee—Note 3(a)	13,970,289
Shareholder servicing costs—Note 3(c)	2,916,231
Distribution fees—Note 3(b)	166,611
Directors’ fees and expenses—Note 3(d)	159,412
Professional fees	117,414
Registration fees	103,280
Prospectus and shareholders’ reports	82,124
Loan commitment fees—Note 2	76,599
Custodian fees—Note 3(c)	28,947
Chief Compliance Officer fees—Note 3(c)	15,076
Interest expense—Note 2	5,855
Miscellaneous	62,520
Total Expenses	17,704,358
Less—reduction in expenses due to undertaking—Note 3(a)	(931,417)
Net Expenses	16,772,941
Investment (Loss)—Net	(4,210,196)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	242,951,196
Capital gain distributions from affiliated issuers	3,275
Net Realized Gain (Loss)	242,954,471
Net change in unrealized appreciation (depreciation) on investments	536,057,511
Net Realized and Unrealized Gain (Loss) on Investments	779,011,982
Net Increase in Net Assets Resulting from Operations	774,801,786

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 28/29,
	2021	2020
Operations ($):
Investment income (loss)—net	(4,210,196)	3,195,535
Net realized gain (loss) on investments	242,954,471	149,823,645
Net change in unrealized appreciation (depreciation) on investments	536,057,511	(3,767,773)
Net Increase (Decrease) in Net Assets Resulting from Operations	774,801,786	149,251,407
Distributions ($):
Distributions to shareholders:
Class A	(58,723,272)	(53,811,326)
Class C	(2,097,705)	(3,265,894)
Class I	(21,780,208)	(24,102,940)
Class Y	(28,818,005)	(30,669,340)
Class Z	(51,191,851)	(46,231,603)
Total Distributions	(162,611,041)	(158,081,103)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	34,371,802	21,111,706
Class C	1,353,759	1,772,491
Class I	61,309,408	46,880,137
Class Y	165,009,229	89,192,600
Class Z	2,071,219	2,135,752
Distributions reinvested:
Class A	55,351,670	51,173,644
Class C	1,623,835	1,963,376
Class I	17,719,427	19,966,728
Class Y	7,790,424	18,793,047
Class Z	48,292,594	43,576,883
Cost of shares redeemed:
Class A	(81,354,346)	(74,187,533)
Class C	(20,932,147)	(11,871,611)
Class I	(80,050,699)	(150,102,341)
Class Y	(228,160,706)	(86,005,076)
Class Z	(42,134,871)	(44,637,371)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(57,739,402)	(70,237,568)
Total Increase (Decrease) in Net Assets	554,451,343	(79,067,264)
Net Assets ($):
Beginning of Period	1,590,077,379	1,669,144,643
End of Period	2,144,528,722	1,590,077,379

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 28/29,
	2021	2020
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	1,865,277	1,370,849
Shares issued for distributions reinvested	2,902,062	3,388,152
Shares redeemed	(4,535,127)	(4,845,424)
Net Increase (Decrease) in Shares Outstanding	232,212	(86,423)
Class Cb
Shares sold	88,286	131,211
Shares issued for distributions reinvested	97,848	146,153
Shares redeemed	(1,306,989)	(867,907)
Net Increase (Decrease) in Shares Outstanding	(1,120,855)	(590,543)
Class Ia
Shares sold	3,437,805	3,064,519
Shares issued for distributions reinvested	928,358	1,316,551
Shares redeemed	(4,674,737)	(9,779,631)
Net Increase (Decrease) in Shares Outstanding	(308,574)	(5,398,561)
Class Ya
Shares sold	9,366,210	5,833,695
Shares issued for distributions reinvested	411,441	1,243,743
Shares redeemed	(14,103,700)	(5,585,776)
Net Increase (Decrease) in Shares Outstanding	(4,326,049)	1,491,662
Class Za
Shares sold	116,028	136,759
Shares issued for distributions reinvested	2,472,602	2,819,010
Shares redeemed	(2,286,203)	(2,855,177)
Net Increase (Decrease) in Shares Outstanding	302,427	100,592

[a]During the period ended February 28, 2021, 1,051 Class A shares representing $19,170 were exchanged for 1,047 Class I shares and 97,838 Class Y shares representing $1,757,199 were exchanged for 97,583 Class I shares. During the period ended February 29, 2020, 20,948 Class Z shares representing $323,640 were exchanged for 21,419 Class A shares and 103,121 Class Y shares representing $1,578,538 were exchanged for 102,884 Class I shares.

[b]During the period ended February 28, 2021, 51,774 Class C shares representing $898,871 were automatically converted to 45,026 Class A shares and during the period ended February 29, 2020, 19,364 Class C shares representing $265,340 were automatically converted to 17,263 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended February 28/29,
Class A Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	14.68	14.81	15.87	14.53	12.87
Investment Operations:
Investment income (loss)—net[a]	(.07)	.01	.02	.02	.03
Net realized and unrealized gain (loss) on investments	7.76	1.34	1.37	2.76	2.36
Total from Investment Operations	7.69	1.35	1.39	2.78	2.39
Distributions:
Dividends from investment income—net	-	(.00)[b]	(.00)[b]	-	(.02)
Dividends from net realized gain on investments	(1.61)	(1.48)	(2.45)	(1.44)	(.71)
Total Distributions	(1.61)	(1.48)	(2.45)	(1.44)	(.73)
Net asset value, end of period	20.76	14.68	14.81	15.87	14.53
Total Return (%)[c]	53.57	9.04	10.24	19.73	18.91
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11	1.13	1.12	1.14	1.17
Ratio of net expenses to average net assets	1.03	1.03	1.03	1.04	1.13
Ratio of net investment income (loss) to average net assets	(.36)	.06	.15	.14	.24
Portfolio Turnover Rate	43.02	55.27	42.75	51.59	62.74
Net Assets, end of period ($ x 1,000)	784,451	551,332	557,597	566,182	486,156

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28/29,
Class C Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	12.98	13.34	14.64	13.59	12.15
Investment Operations:
Investment (loss)—net[a]	(.17)	(.09)	(.09)	(.08)	(.07)
Net realized and unrealized gain (loss) on investments	6.80	1.21	1.24	2.57	2.22
Total from Investment Operations	6.63	1.12	1.15	2.49	2.15
Distributions:
Dividends from net realized gain on investments	(1.61)	(1.48)	(2.45)	(1.44)	(.71)
Net asset value, end of period	18.00	12.98	13.34	14.64	13.59
Total Return (%)[b]	52.39	8.27	9.40	18.95	18.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.87	1.87	1.84	1.88	1.91
Ratio of net expenses to average net assets	1.78	1.78	1.78	1.79	1.88
Ratio of net investment (loss) to average net assets	(1.10)	(.69)	(.61)	(.58)	(.51)
Portfolio Turnover Rate	43.02	55.27	42.75	51.59	62.74
Net Assets, end of period ($ x 1,000)	15,830	25,957	34,570	43,106	118,442

a Based on average shares outstanding.
b Exclusive of sales charge.
See notes to financial statements.

	Year Ended February 28/29,
Class I Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	14.73	14.86	15.91	14.56	12.92
Investment Operations:
Investment income (loss)—net[a]	(.02)	.05	.06	.06	.07
Net realized and unrealized gain (loss) on investments	7.79	1.34	1.38	2.77	2.37
Total from Investment Operations	7.77	1.39	1.44	2.83	2.44
Distributions:
Dividends from investment income—net	(.04)	(.04)	(.04)	(.04)	(.09)
Dividends from net realized gain on investments	(1.61)	(1.48)	(2.45)	(1.44)	(.71)
Total Distributions	(1.65)	(1.52)	(2.49)	(1.48)	(.80)
Net asset value, end of period	20.85	14.73	14.86	15.91	14.56
Total Return (%)	53.92	9.25	10.54	20.07	19.25
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84	.85	.85	.86	.88
Ratio of net expenses to average net assets	.78	.78	.78	.79	.87
Ratio of net investment income (loss) to average net assets	(.11)	.31	.39	.40	.51
Portfolio Turnover Rate	43.02	55.27	42.75	51.59	62.74
Net Assets, end of period ($ x 1,000)	284,607	205,676	287,626	314,303	447,384

a Based on average shares outstanding.
See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 28/29,
Class Y Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	14.70	14.82	15.88	14.55	12.92
Investment Operations:
Investment income (loss)—net[a]	(.02)	.05	.06	.06	.08
Net realized and unrealized gain (loss) on investments	7.76	1.35	1.37	2.76	2.37
Total from Investment Operations	7.74	1.40	1.43	2.82	2.45
Distributions:
Dividends from investment income—net	(.04)	(.04)	(.04)	(.05)	(.11)
Dividends from net realized gain on investments	(1.61)	(1.48)	(2.45)	(1.44)	(.71)
Total Distributions	(1.65)	(1.52)	(2.49)	(1.49)	(.82)
Net asset value, end of period	20.79	14.70	14.82	15.88	14.55
Total Return (%)	53.90	9.34	10.49	20.05	19.34
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.79	.78	.79	.80
Ratio of net expenses to average net assets	.78	.78	.78	.78	.79
Ratio of net investment income (loss) to average net assets	(.10)	.31	.39	.38	.58
Portfolio Turnover Rate	43.02	55.27	42.75	51.59	62.74
Net Assets, end of period ($ x 1,000)	371,053	325,886	306,588	348,911	229,861

a Based on average shares outstanding.
See notes to financial statements.

	Year Ended February 28/29,
Class Z Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	15.04	15.14	16.17	14.77	13.09
Investment Operations:
Investment income (loss)—net[a]	(.03)	.04	.05	.06	.06
Net realized and unrealized gain (loss) on investments	7.95	1.37	1.40	2.81	2.40
Total from Investment Operations	7.92	1.41	1.45	2.87	2.46
Distributions:
Dividends from investment income—net	(.03)	(.03)	(.03)	(.03)	(.07)
Dividends from net realized gain on investments	(1.61)	(1.48)	(2.45)	(1.44)	(.71)
Total Distributions	(1.64)	(1.51)	(2.48)	(1.47)	(.78)
Net asset value, end of period	21.32	15.04	15.14	16.17	14.77
Total Return (%)	53.88	9.20	10.46	20.02	19.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.87	.88	.88	.86	.93
Ratio of net expenses to average net assets	.83	.84	.85	.83	.93
Ratio of net investment income (loss) to average net assets	(.16)	.25	.32	.36	.44
Portfolio Turnover Rate	43.02	55.27	42.75	51.59	62.74
Net Assets, end of period ($ x 1,000)	688,588	481,227	482,764	475,713	430,180

a Based on average shares outstanding.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Research Growth Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

On February 10, 2021, BNY Mellon Investment Management announced its intention to realign several of its investment firms. As a result of this realignment, which is scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”), portfolio managers responsible for managing the fund’s investments who are employees of Mellon Investments Corporation (“Mellon”) in a dual employment arrangement with the Adviser, will become employees of Newton Investment Management North America, LLC (“Newton”), which, like Mellon, will be an affiliate of the Adviser, and will no longer be employees of Mellon. Consequently, effective as of the Effective Date and subject to the approval of the fund’s Board of Directors (the “Board”), the Adviser will engage Newton to serve as the fund’s sub-adviser, pursuant to a sub-investment advisory agreement between the Adviser and Newton. As the fund’s sub-adviser, Newton will provide the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. It is currently anticipated that the fund’s portfolio managers who are responsible for the day-to-day management of the fund’s investments will continue to manage the fund’s investments as of the Effective Date. It is also currently anticipated that there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increase in the management fee payable by the fund as a result of the engagement of Newton as the fund’s sub-adviser. The Adviser (and not the fund) will pay Newton for its sub-advisory services.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized), Class Y (150 million shares authorized) and Class Z (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

NOTES TO FINANCIAL STATEMENTS (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American

Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 28, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	2,143,399,174	-	-	2,143,399,174
Investment Companies	5,135,771	-	-	5,135,771

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended February 28, 2021, The Bank of New York Mellon earned $13,848 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 28, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended February 28, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At February 28, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $29,167,147, undistributed capital gains $94,608,319 and unrealized appreciation $1,016,448,241.

The tax character of distributions paid to shareholders during the fiscal periods ended February 28, 2021 and February 29, 2020 were as follows: ordinary income $10,880,003 and $3,496,825, and long-term capital gains $151,731,038 and $154,584,278, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit

NOTES TO FINANCIAL STATEMENTS (continued)

Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2021 was approximately $366,301 with a related weighted average annualized interest rate of 1.60%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of Class Z (excluding taxes, brokerage fees, interest expense, commitment fees on borrowings and extraordinary expenses) exceed 1 1/2% of the value of Class Z shares’ average daily net assets, the Adviser will bear such excess expense. During the period ended February 28, 2021, there were no reimbursements pursuant to the Agreements.

In addition, the Adviser has contractually agreed, from March 1, 2020 through June 30, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, brokerage commissions, interest expense, commitment fees on borrowings and extraordinary expenses) exceed .78% of the value of the fund’s average daily net assets. On or after June 30, 2021, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $931,417 during the period ended February 28, 2021.

During the period ended February 28, 2021, the Distributor retained $13,388 from commissions earned on sales of the fund’s Class A and $378 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended February 28, 2021, Class C shares were charged $166,611 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets and Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2021, Class A, Class C and Class Z shares were charged $1,695,497, $55,537 and $320,349, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 28, 2021, the fund was charged $268,335 for transfer agency

NOTES TO FINANCIAL STATEMENTS (continued)

services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 28, 2021, the fund was charged $28,947 pursuant to the custody agreement.

During the period ended February 28, 2021, the fund was charged $15,076 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $1,397,286, Distribution Plan fees of $10,652, Shareholder Services Plan fees of $201,531, custodian fees of $10,246, Chief Compliance Officer fees of $2,621 and transfer agency fees of $50,526, which are offset against an expense reimbursement currently in effect in the amount of $221,100.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2021, amounted to $789,375,306 and $1,005,522,584, respectively.

At February 28, 2021, the cost of investments for federal income tax purposes was $1,132,086,704; accordingly, accumulated net unrealized appreciation on investments was $1,016,448,241, consisting of $1,037,376,739 gross unrealized appreciation and $20,928,498 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Research Growth Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Research Growth Fund, Inc. (the “Fund”), including the statements of investments and investments in affiliated issuers, as of February 28, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
April 27, 2021

IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby reports 43.57% of the ordinary dividends paid during the fiscal year ended February 28, 2021 as qualifying for the corporate dividends received deduction. For the fiscal year ended February 28, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $4,859,446 represents the maximum amount that may be considered qualified dividend income. Shareholders received notification in early 2022 of the percentage applicable to the preparation of their 2021 income tax returns. The fund also hereby reports $.4379 per share as a long-term capital gain distribution paid on June 23, 2020 and also $.0892 per share as as a short-term capital gain distribution and $1.0847 per share as a long-term capital gain distribution paid on December 10, 2020.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 107

———————

Peggy C. Davis (78)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 38

———————

Gina D. France (62)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003-Present)

• Baldwin Wallace University, Trustee (2013-Present)

• Dance Cleveland, non-profit, Trustee (2001-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 25

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Joan Gulley (73)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Director, Nantucket Library (2015-Present)

• Governor, Orchard Island Club (2016-Present)

No. of Portfolios for which Board Member Serves: 43

———————

Robin A. Melvin (57)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois (2014–2020); Board member, Mentor Illinois (2013-2020)

• Trustee, Westover School, a private girls’ boarding school in Middlebury, Connecticut (2019-Present)

No. of Portfolios for which Board Member Serves: 86

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member

Ehud Houminer, Emeritus Board Member

Lynn Martin, Emeritus Board Member

Dr. Martin Peretz, Emeritus Board Member

Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021, Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; He is an officer of 61 investment companies (comprised of 115 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020, Director-BNY Mellon Fund Administration, and an officer of 62 investment companies (comprised of 138 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015. He is an officer of 62 investment companies (comprised of 138 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 62 investment companies (comprised of 138 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 62 investment companies (comprised of 138 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 62 investment companies (comprised of 138 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 62 investment companies (comprised of 138 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 62 investment companies (comprised of 138 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Senior Managing Counsel of BNY Mellon since December 2020; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 62 investment companies (comprised of 138 portfolios) managed by the the Adviser or an affiliate of the the Adviser. He is 52 years old and has been an employee of BNY Mellon since April 2004.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Assistant Secretary of the Adviser since 2018; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016. She is an officer of 62 investment companies (comprised of 138 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 62 investment companies (comprised of 138 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 62 investment companies (comprised of 138 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 62 investment companies (comprised of 138 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 62 investment companies (comprised of 138 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (61 investment companies, comprised of 130 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016. She is an officer of 55 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Research Growth Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols: Class A: DWOAX Class C: DWOCX Class I: DWOIX Class Y: DRYQX Class Z: DREQX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6232AR0221

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the
Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the
SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the
Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,853 in 2020 and
$34,853 in 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,909 in 2020 and $7,184 in 2021. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal
Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and
Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the
Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,678 in 2020 and $5,800 in
2021. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns;
(ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign
Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to
Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, $5,908 in 2020 and
$6,114 in 2021. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates,
other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the
Audit Committee, were $0 in 2020 and $0 in 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has
established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the
Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods $824,560 in 2020 and $1,661,848 in 2021.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment
Companies.
Not applicable.
Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940,
the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Research Growth Fund, Inc.

By: /s/ David DiPetrillo
David DiPetrillo
President (Principal Executive Officer)

Date: April 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940,
this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo
David DiPetrillo
President (Principal Executive Officer)

Date: April 26, 2021

By: /s/ James Windels
James Windels
Treasurer (Principal Financial Officer)

Date: April 26, 2021

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)